SHP ETF Trust
NEOS Enhanced Income Cash Alternative ETF
Schedule of Investments
August 31, 2022 (Unaudited)

Investments	Par Value	Value
U.S. TREASURY OBLIGATIONS — 99.3%
U.S. Treasury Bills,
2.877%, due 11/25/2022 (a)	$1,000,000	$993,392
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $993,253)		993,392

	Number of Shares	Value

MONEY MARKET FUND — 0.7%
First American Treasury Obligations Fund, Class X, 2.140% (b)	6,819	6,819
TOTAL MONEY MARKET FUND
(Cost $6,819)		6,819

TOTAL INVESTMENTS — 100.0%
(Cost $1,000,072)		1,000,211
OTHER LIABILITIES LESS ASSETS — (0.0)% (c)		(13)
NET ASSETS — 100.0%		$1,000,198

(a)	The rate shown is yield to maturity.
(b)	7-day net yield.
(c)	Represents less than 0.05%.

SHP ETF Trust
NEOS Enhanced Income Cash Alternative ETF
Notes to Quarterly Schedule of Investments
August 31, 2022 (Unaudited)

Investment Valuation
The Fund discloses the fair market value of their investments in a hierarchy that distinguishes between:

• Level 1 — Quoted prices in active markets for identical assets.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of August 31, 2022 for the Fund based upon the three levels defined above:

NEOS Enhanced Income Cash Alternative ETF	Level 1	Level 2	Level 3	Total
Investments
U.S. Treasury Obligations	$-	$993,392	$-	$993,392
Money Market Fund	6,819	-	-	6,819
Total Investments	$6,819	$993,392	$-	$1,000,211